Oxford Immunotec

Company Overview



JP Morgan Healthcare Conference 2019

Oxford Immunotec Global PLC
94C Innovation Drive
Milton Park, Abingdon
Oxfordshire, OX14 4RZ, United Kingdom
Company Number 08654254
www.oxfordimmunotec.com

Oxford Immunotec

Forward-Looking Statements

Certain information contained in this presentation constitutes forward-looking statements, including those related to anticipated plans and objectives, future performance and revenues, financial condition, prospects, growth, strategies, expectations and objectives of management. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. The financial results and forward-looking statements contained in this presentation reflect our current expectations and are subject to risks and uncertainties. Actual results may differ materially from those projected or implied by forward-looking statements. Please review our SEC filings for more information regarding those factors that could cause actual results and events to differ materially from those indicated in the forward-looking statements. Our filings are available for free by visiting the investor section of our website, www.oxfordimmunotec.com, or the SEC's website, www.sec.gov.

Investors should give careful consideration to these risks and uncertainties. Forward-looking statements contained herein are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements contained herein, which speak only as of the date of this release. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

T-SPOT®, T-Cell *Select*™, T-Cell *Xtend*®, and the Oxford Immunotec logo are trademarks of Oxford Immunotec Ltd.

Global, High-Growth Diagnostics Company

Focused on proprietary assays for immunology and infectious disease





Boston, MA
- US headquarters
- US commercial operations
- US supply chain operations



Oxford, UK
- OUS headquarters
- OUS commercial operations
- Manufacturing
- Product development
- UK ODL lab



Shanghai, China
- China market development office
- Medical education, marketing, technical support



Yokohama, Japan
- Japan headquarters
- Japan commercial operations

Oxford Immunotec

A Fundamentally Transformed Company

Divestiture of US service business to Quest Diagnostics for $170M repositions company

Growth	Exploit the large, growing and underserved market for Tuberculosis (TB) screening
Focus	Dramatically simplified operations as a pure-play products company focused on TB
Profitability	Materially improved top- and bottom- line profitability
Optionality	Markedly stronger balance sheet

Tuberculosis: The World's Deadliest Infection

10,000,000
new cases

1,600,000
deaths

Top 10 cause of death globally

Leading cause of death worldwide from a single infectious agent

Source: *Global Tuberculosis Report 2018*. Geneva: World Health Organization (WHO); 2018.

Tuberculosis Control Relies on Screening for Latent TB

"Ending the tuberculosis epidemic will require the elimination of this [reservoir] of infection"
- World Health Organization, The End TB Strategy

- 1.7 billion people are estimated to have a latent TB infection
- Individuals with Latent TB infection are at risk of developing active TB disease during their lifetime
- Screening for TB infection is a critical element of TB control
  - Prevents future cases – prevents future transmission



Reactivation
TB DISEASE
LATENT TB INFECTION
Reinfection

Sources:
Global Tuberculosis Report 2018. Geneva: WHO; 2018.
The End TB Strategy. Geneva: WHO; 2018.

TB Screening: A Major Global Market Opportunity

50M+ Latent TB Infection (LTBI) screening tests performed each year

UN set aggressive goal for rapid scale up of testing, to get >30 million people on preventative treatment by 2022

Sources:
Diagnostics for Tuberculosis: Global Demand and Market Potential. Geneva: WHO; 2006.
General Assembly resolution 73/3, Political declaration of the high-level meeting of the General Assembly on the fight against tuberculosis, A/RES/73/3 (10 October 2018), available from undocs.org/A/RES/73/3.

The Current Screening Test for TB

Tuberculin Skin Test ('TST')



"This method has been in clinical use for more than 90 years. Unfortunately, its application is problematic due to the frequency of false-positive and false-negative skin reactions."

- World Health Organization, Diagnostics for Tuberculosis

Main Limitations

- Low sensitivity, especially in immunosuppressed, newborns, and elderly
- Poor specificity due to:
  - Prior BCG vaccination
  - Environmental mycobacteria
- Requires a return visit for reading
- Inoculation and reading are technique-dependent and require specially-trained operators
- Recurrent supply shortages of purified protein derivative (PPD), the test substance used
- Collectively these issues result in inefficient use of healthcare resources

Source:
Diagnostics for Tuberculosis: Global Demand and Market Potential. Geneva: WHO; 2006.

Market Replacing TST with IGRA Blood Tests

- **Our solution: T-SPOT®.*TB***
  - Blood test based on immunology; generically referred to as an interferon-gamma release assay
  - One of two recommended alternatives to TST
  - Superior sensitivity cited in recent guideline updates and publications

- **IGRAs have several advantages over the TST**
  - Higher specificity (fewer false positives)
  - No need for specifically trained healthcare workers
  - No need for return visit

T-SPOT®.*TB*





Sources:
Global Tuberculosis Report 2018. Geneva: World Health Organization (WHO); 2018.
Lewinsohn DM, Leonard MK, LoBue PA, Cohn DL, Daley CL, et al. Official American Thoracic Society/Infectious Diseases Society of America/Centers for Disease Control and Prevention Clinical Practice Guidelines: Diagnosis of Tuberculosis in Adults and Children. *Clinical Infectious Diseases 2017*.

Oxford Immunotec

Significant Commercial T-SPOT.*TB* Adoption



Total
OUS
US
Cumulative test volumes
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
1H 2004
2H 2004
1H 2005
2H 2005
1H 2006
2H 2006
1H 2007
2H 2007
1H 2008
2H 2008
1H 2009
2H 2009
1H 2010
2H 2010
1H 2011
2H 2011
1H 2012
2H 2012
1H 2013
2H 2013
1H 2014
2H 2014
1H 2015
2H 2015
1H 2016
2H 2016
1H 2017
2H 2017
1H 2018
2H 2018

2004-8	CE mark (EU approval), 1st EU guideline, US FDA approval
2010	CDC guidelines issued in US; Chinese SFDA approval
2011	CPT code & US Medicare reimbursement established
2012	Japanese MHLW approval & reimbursement established SWITCH health economic study published in US
2013	T-SPOT.*TB* approved for sale in >50 countries Revised Japanese guidelines
2014	Opened market development office in China; hired salesforce in Japan
2015	Exceeded 300m covered lives in the US
2016	UK NHS Tender for new entrant screening USPTF Grade "B" recommendation & revised ATS/IDSA/CDC guidelines
2017	New screening guidelines in South Korea & expanded guidelines in China French reimbursement
2018	CDC decision requiring use of IGRA & new WHO latent TB guidelines IGRAs included in first-ever WHO Essential Diagnostics List AAP recommends use of IGRAs in children as young as two years old
2019	CMS expands reimbursement premium over competitive IGRA further

Source: Oxford Immunotec company reports

Oxford Immunotec

Yet, Adoption is Still Early

Potential market opportunity exceeds: 50M+ tests annually


TST
~75 - 80% Market Share
IGRAs

~20 - 25% Market Share

- **Guidelines becoming ever more supportive of conversion**
  - AAP guidelines on LTBI screening, June 2018
    - IGRAs to be used even in children as young as 2 years old
  - WHO Essential Diagnostics List, May 2018
  - WHO latent TB guidelines, February 2018
    - Remove prior recommendation against IGRA use in low and middle income countries
  - CDC instruction to civil surgeons, February 2018
    - TST is no longer acceptable, must perform an IGRA
  - CDC/ATS/IDSA guidelines, December 2016
    - IGRAs preferred over TST
    - T-SPOT.*TB* has superior sensitivity

Source: Oxford Immunotec analysis

Oxford Immunotec

US: The Largest Single Market for LTBI Screening

Principal Screened Populations


Transmission Risk
Military
Correctional Facilities
Foreign-born
TB Contacts
Healthcare Workers
TB Suspects
Disease Risk
T-SPOT.TB
Immunosuppressive Therapy
Diabetes
Biologic Therapy
Organ Transplant
HIV
Chronic Renal Failure
Progression / Reactivation Risk

US Market by Segment

Market Segment by Testing Location	Segment Size (Tests/Year)
Hospitals	7.0M
Public & Student Health	1.5M
Physicians' Offices/Clinics	7.3M
Other[1]	6.0M
TOTAL	**~22M**

Source: Oxford Immunotec analysis
[1] Military, Correctional Facilities, Chronic Care Homes, and Other

Oxford Immunotec

Quest Deal Broadens US Market Access for T-SPOT.*TB*

By leveraging Quest's reach and capabilities, US market access to T-SPOT.*TB* will be immediately broadened:

- ☑ Enables unparalleled access to the large physician office market segment
- ☑ Helps remove barriers to adoption
- ☑ Gaining an additional voice in the market

Outside the US: Growing Demand for TB Screening

- **Already strong uptake of IGRAs in developed markets**
  - We have a strong business in Europe and in Japan where we are the market leader
- **Growing market as countries expand TB screening**
  - Significant new programs over past years in UK, Korea, China
  - 2018 WHO latent TB guidelines: provides more options for the testing and evaluation of at-risk populations
  - UN declaration to get >30 million people on TB preventative treatment by 2022
- **Expand geographical channel to meet the demand**
  - Growing presence in Asia, evaluating additional countries & partnerships



Latent tuberculosis infection
Updated and consolidated guidelines for programmatic management
END TB
World Health Organization

Sources: WHO; Oxford Immunotec estimates

Sources:
Latent Tuberculosis Infection: Updated and Consolidated Guidelines for Programmatic Management. Geneva: WHO; 2018.
General Assembly resolution 73/3, Political declaration of the high-level meeting of the General Assembly on the fight against tuberculosis, A/RES/73/3 (10 October 2018), available from undocs.org/A/RES/73/3.

T-Cell *Select*: Fully Automated Solution & 54-Hour Storage

- **T-Cell *Select* enables full automation of T-SPOT.*TB*, providing unrivaled sample stability and simplicity of blood collection**
- **54-hour storage at room temperature**
- **Sample Stability Benefits:**
  - Longest sample stability
  - Most flexible logistics
  - Expands laboratory reach
  - Enables sample batching
- **Automation Benefits:**
  - Simplifies workflow
  - Reduced hands-on time
  - Decreases labor costs
  - Improves throughput

T-Cell Select™


T-Cell Select

Source: Oxford Immunotec

Oxford Immunotec

Our Longer-Term Strategic Optionality



TB
Acquire products/companies in the TB space to leverage and expand our competitive position
OXFD today
Immunology
Exploit our immunology know-how and inventions in other markets, acquire companies with complementary products & channel
Channel
Leverage our global manufacturing, regulatory and commercial channel through acquisition of entities that can benefit from this

Financial Profile



GROSS MARGINS[1]
70%
60%
50%
PRE-TRANSACTION
POST-TRANSACTION (EXPECTED)

[1] Pre-Transaction: total company gross margins, as reported for the year ended Dec 31, 2017
Post-Transaction: expectations for total company gross margins following the close of transaction, as communicated on the 3Q18 earnings call

- **Strong momentum in TB business**
  - Recurring revenue allows us to focus sales teams primarily on driving growth
  - Record volumes in Q3 '2018
  - Broad-based growth across US, Asia, and Europe & ROW
- **Significantly enhanced gross margin profile**
  - ~70% gross margins
- **Improved bottom-line profitability profile**
  - Reduced OPEX spend as a pure-play products company, combined with expanded gross margins
- **Strong balance sheet**
  - ~$200M in cash and no debt, following close of Quest transaction in November 2018

Oxford Immunotec

Key Priorities for 2019

Growth & Focus	• Accelerate revenue growth through strategic collaboration with Quest Diagnostics, which significantly increases the reach and competitiveness of T-SPOT.*TB* in the largest market for TB screening (the US) • Grow commercial channels outside the US as more countries commence and expand TB screening programs and to meet rising demand • Improve our customer experience through continued investment to pull through the benefits of T-Cell *Select*
Profitability	• Continued investment in automation of our TB kit manufacturing to reduce COGS • Drive operating leverage through dramatically simplified operations as a pure-play products company with ~70% gross margins
Optionality	• Return cash to shareholders via a $100 million share purchase program[1]

[1] The share purchase program approved by the Board of Directors is subject to shareholder approval and will be presented for shareholder approval on or before the company's annual general meeting of shareholders on Tuesday, June 18, 2019.

Summary & Key Investment Highlights

- Leadership position in new class of testing for world's deadliest infectious disease
- Very large, growing, underserved market
- Differentiated, industry-leading immunology technology
- Diversified, recurring revenue streams
- Strong revenue growth
- Strong gross margins
- Pathway to profitability through expense leverage
- Strong balance sheet
- Broad opportunities to build value in the business